                                                               Exhibit 99.(a)(2)


                             LETTER OF TRANSMITTAL

                        To Tender Shares of Common Stock

         (Together with the Associated Preferred Stock Purchase Rights)

                                       of

                        Sodexho Marriott Services, Inc.

                       Pursuant to the Offer to Purchase

                               dated May 17, 2001

                                       of

                             SMS Acquisition Corp.

                          a wholly-owned subsidiary of

                             Sodexho Alliance, S.A.


   THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, JUNE 14, 2001, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                         EQUISERVE TRUST COMPANY, N.A.

         By Mail:           By Overnight Courier:             By Hand:



 EquiServe Trust Company,  EquiServe Trust Company,   EquiServe Trust Company,
   N.A. P.O. Box 842010    N.A. 40 Campanelli Drive     N.A. c/o Securities
  Boston, MA 02284-2010   Braintree, MA 02184 Attn:     Transfer & Reporting
                              Corporate Actions          Services, Inc. 100
                                                     William Street - Galleria
                                                         New York, NY 10038

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth under "The Offer -- Procedure for Tendering Shares" in the Offer to Purchase.


                        DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

   Name(s) and
  Address(es) of
    Registered
    Holder(s)
     (Please
     correct
    details if
  incorrect (or
   fill in, if
     blank).
  Please ensure
     name(s)
    appear(s)
  exactly as on                   Shares Tendered
  Certificates).        (Attach additional list if necessary)
-----------------------------------------------------------------
                                Total Number of Shares Number of
                   Certificate      Represented by       Shares
                    Number(s)*       Certificate(s)*   Tendered**
                                             --------------------
                                             --------------------
                                             --------------------
                                             --------------------
                                             --------------------
                   Total Shares


* Need not be completed by stockholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

           TENDER OF SHARES HELD IN THE DIRECT REGISTRATION SYSTEM

                             (SEE INSTRUCTION 12)

    Complete this section if you want to tender Shares held in your account under the Direct Registration System of SMS. Please check only one box. If you check more than one box, do not check a box, or you check the second box but do not indicate a number of Shares, it will be assumed that all Shares held in your account under the Direct Registration System of SMS are being tendered.

   [_]Please tender ALL of the Shares credited to my account.

   [_]Please tender the following number of Shares credited to my account:

                             Number of Shares to be tendered.

                                ---------------

   Holders of Shares whose certificates for such Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary at or prior to 12:00 midnight, New York City time, on Thursday, June 14, 2001 (unless the Offer is extended as described in the Offer to Purchase) (the "Expiration Date"), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth under "The Offer -- Procedure for Tendering Shares" in the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

                                ---------------

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
               PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

 [_]CHECK HERE IF SHARE CERTIFICATES HAVE BEEN MUTILATED, LOST, STOLEN OR
    DESTROYED. SEE INSTRUCTION 9.

 [_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution_________________________________________
    Account Number________________________________________________________
    Transaction Code Number_______________________________________________

 [_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Tendering Stockholder(s)___________________________________
    Date of Execution of Notice of Guaranteed Delivery____________________ Name of Institution which Guaranteed Delivery_________________________

    If delivery is by book-entry transfer:
    Name of Tendering Institution_________________________________________
    Account Number________________________________________________________
    Transaction Code Number_______________________________________________

Ladies and Gentlemen:

   The undersigned hereby tenders to SMS Acquisition Corp. (the "Purchaser"), a Delaware corporation and a wholly-owned subsidiary of Sodexho Alliance, S.A., a French corporation, the above-described shares of Common Stock, par value $1.00 per share, of Sodexho Marriott Services, Inc., a Delaware corporation ("SMS"), together with the associated preferred stock purchase rights issued pursuant to the Rights Agreement dated as of October 8, 1993, as amended, between SMS and The Bank of New York, as Rights Agent (collectively the "Shares"), pursuant to the Purchaser's Offer to Purchase all outstanding Shares, other than Shares already owned by Sodexho Alliance, S.A. and its subsidiaries, for $32.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 17, 2001, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer or prejudice your rights to receive payment for Shares validly tendered and accepted for payment.

   Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after May 1, 2001) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (1) deliver certificates for such Shares (and all such other Shares or securities), or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by it or any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (2) present such Shares (and all such other Shares or securities) for transfer on the books of SMS and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

   The undersigned hereby irrevocably appoints Denis Robin and Bernard Carton, the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of any vote or other action (and any and all other Shares or other securities issued or issuable in respect thereof on or after May 1, 2001) at any meeting of stockholders of SMS (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of and payment for such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such other Shares or securities), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after May 1, 2001) and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or securities).

   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

   The undersigned understands that tenders of Shares pursuant to any one of the procedures described under "The Offer--Procedure for Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

   Unless otherwise indicated under "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.



    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6, 7 and 8)       (See Instructions 1, 5, 6, 7 and 8)


  To be completed ONLY if the check        To be completed ONLY if the check
 for the purchase price of Shares         for the purchase price of Shares
 purchased (less the amount of any        purchased (less the amount of any
 federal income and backup                federal income and backup
 withholding tax required to be           withholding tax required to be
 withheld) or certificates for            withheld) or certificates for
 Shares not tendered or not               Shares not tendered or not
 purchased are to be issued in the        purchased are to be mailed to
 name of someone other than the           someone other than the undersigned
 undersigned.                             or to the undersigned at an address
                                          other than that shown below the
                                          undersigned's signature(s).

 Mail: [_] check


   [_] certificate(s) to:                 Mail: [_] check


 Name _______________________________          [_] certificate(s) to:
            (Please Print)
                                          Name _______________________________
 Address ____________________________                (Please Print)

                                          Address ____________________________

 ____________________________________

                           (Zip Code)     ------------------------------------
                                                                    (Zip Code)

 ------------------------------------
    (Taxpayer Identification No.)

                                          ------------------------------------

                                   SIGN HERE
                  (Please complete Substitute Form W-9 below)
 ____________________________________________________
 ____________________________________________________
                Signature(s) of Owners
 Dated ___________________ , 2001

 Name(s)_____________________________________________

 ____________________________________________________
                    (Please Print)

 Capacity (full title)_______________________________

 Address_____________________________________________

 ____________________________________________________
                  (Include Zip Code)

 Area Code and Telephone Number _____________________

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

       Guarantee of Signature(s) (If required; see Instructions 1 and 5)

 Name of Firm _______________________________________

 Authorized Signature _______________________________

 Dated  __________________ , 2001
  (right arrow)                                                     (left
                                                                    arrow)

-------------------------------------------------------------------------------------------------------------
                      Part 1 Taxpayer Identification No.-- For All Accounts             Part II  For
 SUBSTITUTE                                                                                      Payees
 Form W-9         -------------------------------------------------------------------            Exempt From
                                                                                                 Backup With-
 Department of      Enter your taxpayer                                                          holding
 the Treasury       identification number in the      -------------------------------            (see
 Internal           appropriate box. For most         -------------------------------            enclosed
 Revenue            individuals and sole              Social Security Number                     Guidelines)
 Service            proprietors, this is your
                    Social Security Number. For
 Payer's Request    other entities it is your
 for Taxpayer       Employer Identification                          OR
 Identification     Number. If you do not have a
 No.                number, see "How to Obtain a
                    TIN" in the enclosed
                    Guidelines.                       -------------------------------
                    Note: If the account is in        -------------------------------
                    more than one name, see the       Employer Identification Number
                    chart on page 2 of the
                    enclosed Guidelines to
                    determine what number to
                    enter.
-------------------------------------------------------------------------------------------------------------

 Certification--Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number;
 (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
 (3) Any information provided on this form is true, correct and complete.

-------------------------------------------------------------------------------

 SIGNATURE ____________________________    DATE ______________________, 2001


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

   1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed
(i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

   2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under "The Offer-- Procedure for Tendering Shares" in the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date.

   Stockholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under "The Offer-- Procedure for Tendering Shares" in the Offer to Purchase.

   Under the guaranteed delivery procedure:

     (i) such tender must be made by or through an Eligible Institution;

     (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary by the Expiration Date; and

     (iii) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under "The Offer--Procedure for Tendering Shares" in the Offer to Purchase.

The method of delivery of Shares and all other required documents is at the option and risk of the tendering stockholder. If certificates for Shares are sent by mail, registered mail with return receipt requested, properly insured, is recommended.

   No alternative, conditional or contingent tenders will be accepted. Except as otherwise indicated in this Letter of Transmittal, no fractional Shares will be purchased. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

   3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

   4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer or Direct Registration System). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

   If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

   If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

   If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person to so act must be submitted.

   6. Stock Transfer Taxes. The Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to the Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

   7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at any of the Book-Entry Transfer Facilities as such stockholder may designate under "Special Payment Instructions". If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

   8. Substitute Form W-9. Under the federal income tax laws, the Depositary will be required to withhold 31% of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the Depositary with such stockholder's or payee's correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a stockholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain stockholders or payees (including, among others, all corporations and certain non-United States individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a non-United States individual qualifies as an exempt recipient, such stockholder or payee must submit a completed Form W-8 BEN, signed under penalties of perjury, attesting to that individual's exempt status. Such Form W-8 BEN can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

   Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

   9. Mutilated, Lost, Stolen or Destroyed Certificates. If any certificate(s) representing Shares has been mutilated, lost, stolen, or destroyed, the holder should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact the Depositary immediately by calling (800) 251-4215. The Depositary will provide such holder with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The holder may also be required to give SMS a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen or destroyed.

   10. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below.

   11. Non-United States Holder. Non-United States holders must submit a completed IRS Form W-8BEN or similar form to avoid backup withholding. IRS Form W-8BEN or such similar form may be obtained by contacting the Depositary at one of the addresses on the face of this Letter of Transmittal.

   12. Shares Held in the Direct Registration System. If you want to tender Shares held in your account under the Direct Registration System ("DRS") of SMS, you must:

  . complete the box in this Letter of Transmittal entitled "Tender of Shares
    Held in the Direct Registration System" by choosing the option to tender all of the Shares in your DRS account or the option to tender a specific number of the Shares in your DRS account (if the box is not completed, it will be assumed that all Shares held in your account under the DRS are being tendered); and

  . indicate the number of Shares being tendered from your DRS account in the box in this Letter of Transmittal entitled "Description of Shares Tendered".

   If you tender Shares held in your DRS account, all such Shares credited to your DRS account, including fractional shares, will be tendered, unless otherwise specified in the box entitled "Tender of Shares Held in the Direct Registration System".

                    The Information Agent for the Offer is:

                  [MACKENZIE PARTNERS, INC. LOGO APPEARS HERE]
                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (Call Collect)
                                       or
                         Call Toll-Free (800) 322-2885

                       Email: proxy@mackenziepartners.com

                      The Dealer Manager for the Offer is:

                              Goldman, Sachs & Co.
                                85 Broad Street
                            New York, New York 10004
                         (212) 902-1000 (Call Collect)
                                       or
                         Call Toll-Free: (800) 323-5678